Exhibit 10.5

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 8

to

Purchase Agreement No. 3860

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 8 (SA-8), entered into as of June 15, 2017, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3860 dated September 27, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 787 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to modify language in the Special Matters Letter;

WHEREAS, Boeing and Customer agree to *** of *** model 787-*** aircraft.

	Manufacturer Serial Number		Original Delivery Month Prior to SA-8		New Delivery Month Commencing With SA-8
***	*	**	*	**	*	**

WHEREAS, Boeing and Customer agree to incorporate a reciprocal confidentiality agreement for elements relating to the Purchase Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-8”).

UAL-PA-3860	SA-8	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.	Tables.

Table 1 entitled “787-*** Aircraft with GENX-1B*** Engines Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1” (identified by “SA-8”).

3.	Letter Agreements.

3.1. Letter Agreement UAL-PA-03860-LA-1209413R1 entitled “Special Matters” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03860-LA-1209413R2 (identified by “SA-8”).

3.2. Letter Agreement UAL-PA-03860-LA-1703319_entitled “Privileged and Confidential Matters” (identified by “SA-8”) is hereby incorporated into the Purchase Agreement.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

The rest of this page is left intentionally blank.

UAL-PA-3860	SA-7	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President Finance, Procurement and Treasurer
Title	Title

UAL-PA-3860	SA-7	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-1

Article 2.	Delivery Schedule	SA-1

Article 3.	Price	SA-1

Article 4.	Payment	SA-1

Article 5.	Additional Terms	SA-1

TABLE
1.	787-8 with GENX-1B*** Engines Aircraft Information Table ***	SA-3

1.	787-9 with GENX-1B*** Engines Aircraft Information Table ***	SA-5

1	787-9 Aircraft Delivery, Description, Price and ***	SA-7

1.	787-10 with GENX-1B*** Engines Aircraft Information Table	SA-8

EXHIBITS
A1.	787-8 Aircraft Configuration ***

A2.	787-9 Aircraft Configuration ***	SA-4

A3.	787-10 Aircraft Configuration	SA-1

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1.	BFE Variables for the 787-*** Aircraft	SA-7

CS1.	Customer Support Document

EE1.	Engine Escalation/Engine Warranty ***

SLP1.	Service Life Policy Components

P.A. 3860	TABLE OF CONTENTS, Page 1 of 5	SA-8

BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER
UAL-PA-03860-LA-1209247	787 e-Enabling

UAL-PA-03860-LA-1209264	Open Configuration Matters

UAL-PA-03860-LA-1209265R1	*** Aircraft	SA-1

	Attachment A, 787-9 Option Aircraft Delivery, Description, Price and ***	SA-1

	Attachment B-1, 787-*** with GENX-1B*** Engines: *** Aircraft Delivery, Description, Price and Advance Payments	SA-7

	Attachment B-2, 787-*** with TRENT1000-*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments (DELETED)	SA-3

UAL-PA-03860-LA-1209409	Spare Parts Initial Provisioning

UAL-PA-03860-LA-1209410	Special Matters Relating to COTS Software and End User License Agreements

UAL-PA-03860-LA-1209411	Special Terms – Seats and In-flight Entertainment

UAL-PA-03860-LA-1209417	Model 787 Post-Delivery Software & Data Loading

CONFIDENTIAL LETTER AGREEMENTS

UAL-PA-03860-LA-1209236R1	Model ***	SA-1

	Attachment A, 787-9 Airframe Pricing of *** Aircraft with General Electric GEnx-1B*** and Rolls Royce Trent 1000-*** engines	SA-1

	Attachment B, 787-*** with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-*** Engines	SA-1

	Attachment C, 787-8 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-***	SA-1

P.A. 3860	TABLE OF CONTENTS, Page 2 of 4	SA-8

BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

CONFIDENTIAL LETTER AGREEMENTS, continued		SA NUMBER
UAL-PA-03860-LA-1209412	Spare Parts Commitment

UAL-PA-03860-LA-1209413R2	Special Matters	SA-8

UAL-PA-03860-LA-1209413A1R3	Special Matters – Amendment 1	SA-7

UAL-PA-03860-LA-1209414	Other Special Matters

UAL-PA-03860-LA-1209413A1	Other Special Matters—Amendment 1	SA-1

UAL-PA-03860-LA-1209416R1	Promotional Support	SA-2

UAL-PA-03860-LA-1209430	Performance Guarantees

UAL-PA-03860-LA-1209455	*** – TERMINATED	SA-1

UAL-PA-03860-LA-1209429	***

UAL-PA-03860-LA-1209618R1	Alternate Engine Selection	SA-1

6-1162-ELP-0794	*** Program- ***

6-1162-ELP-0795	*** Program- ***

UAL-PA-03860-LA-1301368	Performance Guarantees (787-10)	SA-1

UAL-PA-03860-LA-1301373	787-10 Aircraft Open Configuration and Other Matters	SA-1

UAL-PA-03860-LA-1301375R1	Provisions Relating to Customer’s *** for 787-10 Aircraft	SA-7

UAL-PA-03860-LA-1301377	787-10 ***	SA-1

UAL-PA-03860-LA-1301377A1	787-10 *** – Amendment 1	SA-4

UAL-PA-03860-LA-1301380 UAL-PA-03860-LA-1500017 UAL-PA-03860-LA-1500059	787-10 Program Launch *** Installation of Cabin Systems Equipment	SA-1 SA-4 SA-4

UAL-PA-03860-LA-1703319	Privileged and Confidential Matters	SA-8

P.A. 3860	TABLE OF CONTENTS, Page 3 of 4	SA-8

BOEING/UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013

Supplemental Agreement No. 2	December 16, 2013

Supplemental Agreement No. 3	July 22, 2014

Supplemental Agreement No. 4	January 14, 2015

Supplemental Agreement No. 5	May 12, 2015

Supplemental Agreement No. 6	December 31, 2015

Supplemental Agreement No. 7	March 7, 2016

Supplemental Agreement No. 8	June 15, 2017

P.A. 3860	TABLE OF CONTENTS, Page 4 of 4	SA-8

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 3860

787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and *** (787-10/GE/***)

Airframe Model/MTOW:	787-10		***pounds #		Detail Specification:		***

Engine Model/Thrust:	GENX-1B***1		*** pounds		Airframe Price Base Year/Escalation Formula:	***		***

Airframe Price:		$	***		Engine Price Base Year/Escalation Formula:	***		***

Optional Features:		$	***		Airframe Escalation Data:

Sub-Total of Airframe and Features:		$	***		Base Year Index (ECI):		***

Engine Price (Per Aircraft) :		$	***	[1]	Base Year Index (CPI):		***

Aircraft Basic Price (Excluding BFE/SPE):		$	***		Engine Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:		$	***		Base Year Index (ECI):		***

In-Flight Entertainment (IFE) Estimate:		$	***		Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	See footnote for escalation forecast being used	Serial Number +	Escalation Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
								*** ***	*** ***	*** ***	*** ***
***	***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

[1]	Engine model, thrust and pricing are subject to GE agreement with Customer, i.e., to deliver GEnx-1B***.
*	*** Escalation Factors ***
**	*** Escalation Factors ***
#	Purchased *** pounds. Aircraft are eligible for the provisions of Letter Agreement UAL-PA-03860- LA-1301375R1 entitled “Provisions Relating to Customer’s *** for 787-10 Aircaft”
+	Serial Numbers Idenitfied are for informational purposes only and subject to change

BOEING /UNITED AIRLINES PROPRIETARY	787-10 with GE Engines Table 1 (SA-8), Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-03860-LA-1209413R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. relating to Model 787 aircraft ***

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes Letter UAL-PA-03860-LA-1209413R1 dated June 17, 2013

1.	***.

1.1.	787-8 ***.

In consideration of Customer’s purchase of 787-8 Aircraft, Boeing *** at the time of delivery of each 787-8 Aircraft and 787-8 *** Aircraft, a *** to Customer in ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.

1.2.	787-9 ***.

In consideration of Customer’s purchase of 787-9 Aircraft, Boeing *** at the time of delivery of each 787-9 Aircraft and 787-9 *** Aircraft, a ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.

1.3.	787-10 ***.

In consideration of Customer’s purchase of 787-10 Aircraft, Boeing *** at the time of delivery of each 787-10 Aircraft and 787-10 *** Aircraft, a ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but ***.

2.	Model 787 ***.

Boeing hereby affirms that the offer contained herein ***. Furthermore, *** for the 787 aircraft *** 787 ***, Boeing will ***to the terms and conditions of the Purchase Agreement to ***.

UAL-PA-03860-LA-1209413R2	Page 1
Special Matters

BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.1.	787-8 ***.

Boeing *** at the time of delivery of each 787-8 Aircraft and 787-8 ***Aircraft *** to Customer in ***. The *** is *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but ***.

2.2.	787-9 ***.

Boeing *** at the time of delivery of each 787-9 Aircraft and 787-9 *** Aircraft *** to Customer in ***. The *** is *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.

3.	***.

Notwithstanding the *** of the Purchase Agreement, Customer ***, for Aircraft ***, and for *** Aircraft that Customer ***.

***	***
***	***
Total	***

4.	***.

4.1. Interest Rate for Firm Aircraft. *** agrees to *** on *** for all firm and *** Aircraft which are *** pursuant to Paragraph 3 of this Letter Agreement ***

4.2. Delivery *** Impact on *** Calculations. If the delivery of any Aircraft is *** due to ***, then interest on *** in respect of such Aircraft will not *** during the time period from ***. Payment of *** that has *** prior to the start of the *** but remains unpaid will be paid on the normal quarterly *** payment schedule set forth in Paragraph 4.1 of this Letter Agreement or on the delivery date of the Aircraft, whichever comes first.

4.3. Boeing Invoice. Boeing shall submit to Customer, not less than *** prior to the end of each quarter, an invoice for *** during each such quarter. Customer’s payment is due and payable to Boeing on the first business day of the following month. Boeing’s invoice will show *** during the quarter for each Aircraft for which *** have been ***. The invoice will also include *** on *** with respect to other aircraft in other purchase agreements between Customer and Boeing.

4.4.*** for the Launch Aircraft. With respect to (i) the *** 787-10 Aircraft listed in Table 1 to the Purchase Agreement as of the effective date of Supplemental Agreement No. 1 to the Purchase Agreement; (ii) *** 787-10 *** Aircraft and (iii) the *** Aircraft scheduled to deliver in *** if they are *** Aircraft (collectively and each a Launch Aircraft), the parties agree that payment of the Article 4.1 interest obligation will be *** of each Launch Aircraft (Launch Aircraft *** Obligation). At time of delivery of each Launch Aircraft, Boeing *** to *** the Launch Aircraft *** Obligation.

UAL-PA-03860-LA-1209413R2	Page 2
Special Matters

BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.5. Certain ***. Notwithstanding the *** Schedule contained in Table 1 of the Purchase Agreement or the terms set forth in Section 3 herein, Customer may *** for any Aircraft on order as of the date of signing the applicable Purchase Agreement, and for any *** Aircraft in accordance with the terms of Section 3 herein; provided, however, that Customer shall retain the right to either (a) *** set forth in Section 3 herein, and to the extent that Customer *** then Customer’s *** Boeing *** shall be *** or (b) *** from time to time by up to *** provided that (1) Boeing *** to such *** and (2) ***.

5.	Option Aircraft ***.

5.1. Notwithstanding the amount specified in the Attachment to Option Aircraft Letter Agreement UAL-PA-03860-LA-1209265R1 (Option Aircraft Letter) as the Attachment and/or the Option Aircraft Letter is subsequently revised, amended or supplemented, Boeing ***.

5.2. Notwithstanding paragraph 5.1 above, Boeing and Customer agree that for the ***787-*** Aircraft added as part of Supplemental Agreement No. 1, the *** Deposit shall be *** Aircraft. Such *** Deposit has already been received by Boeing for *** 787-10 *** Aircraft. The *** Deposit for the *** Aircraft is due upon signing of Supplemental Agreement No 1 to the Purchase Agreement.

6.	***.

Boeing agrees *** at the time of delivery of each Aircraft a *** in ***. This *** or for Boeing *** and ***.

7.	Aircraft Invoices.

Upon Customer request, at the time of Aircraft delivery Boeing agrees to provide a separate invoice addressed to the owner/trustee of such Aircraft specifying the dollar amount to be received at the time of delivery. The dollar amount on the invoice shall be provided by Customer.

8.	Assignment of ***.

Customer may not assign the *** described in this Letter Agreement without Boeing’s prior written consent ***.

UAL-PA-03860-LA-1209413R2	Page 3
Special Matters

BOEING / UNITED AIRLINES, INC. PROPRIETARY

9.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

[The rest of the page is intentionally blank. Signature page follows.]

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L Krueger

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 15, 2017

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-03860-LA-1209413R2	Page 4
Special Matters

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-03860-LA-1703319

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Privileged and Confidential Matters

Reference:	Purchase Agreement No. PA-3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing and Customer agree that certain commercial and financial information contained in or transmitted pursuant to the Purchase Agreement and the Aircraft General Terms Agreement (AGTA) (together the “Purchase Agreement”) between Boeing and Customer and all letter agreements made a part of the Purchase Agreement, including exhibits or attachments thereto are considered by Boeing and Customer as privileged and confidential and the parties agree that the information contained therein or transmitted pursuant to (Information) represents confidential business information. Except as specified below, each of Boeing and Customer is prohibited from disclosing the Information to any person, entity, or government agency. Each party shall protect the confidentiality of such Information in the manner similar to how a party protects its own Information of a similar nature, but with no less than a reasonable standard of care. This provision shall not restrict a party from taking any steps necessary to protect and safeguard its interests relating to the Information, including obtaining a protective order or other injunctive relief, where appropriate.

(a)	Employees. A party may disclose the Information to its own employees who (i) have a need to know the Information for purposes of assisting said party in the evaluation or administration of the Purchase Agreement or such party’s business operations and (ii) have been instructed to not disclose the Information except as provided by this Letter Agreement.

(b)

Professional Advisors. A party may disclose the Information to its auditors, insurers, financial advisors, *** and attorneys (“Professional Advisors”) who have a need to know the Information in connection with providing services to said party only when said party has first obtained

UAL-PA-03860-LA-1703319
Privileged and Confidential Matters	LA Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

from the Professional Advisor a written obligation of confidentiality and restricted use that is no less restrictive than the terms of this Letter Agreement. Each party shall be fully responsible to the other party for the Professional Advisors’ compliance with such obligations.

(c)	Regulatory Requirements. A party may disclose in a regulatory or other government filing that part of the Information which is required by applicable law or regulation to be disclosed in such regulatory or other governmental filings, including filings with the Securities and Exchange Commission (“SEC”), but only in accordance with the following requirements:

(i)	The disclosing party shall advise the other party in writing of such disclosure requirement prior to making such disclosure to enable the other party to take those steps it deems necessary to protect the Information; and

(ii)	The disclosing party shall, as requested by the other party, seek redaction and/or confidential treatment for the Information or parts thereof from the SEC or other applicable regulators.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 15 , 2017

United Airlines, Inc.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-03860-LA-1703319
Privileged and Confidential Matters	LA Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY